UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552

Waddell & Reed Advisors Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2005

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Science and Technology Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
8	Waddell & Reed Advisors Accumulative Fund
24	Waddell & Reed Advisors Core Investment Fund
41	Waddell & Reed Advisors Science and Technology Fund
55	Notes to Financial Statements
64	Report of Independent Registered Public Accounting Firm
65	Income Tax Information
67	Directors and Officers
72	Annual Privacy Notice
74	Proxy Voting Information
75	Quarterly Portfolio Schedule Information
76	Householding Notice
77	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2005. The 12-month period saw solid results for most investors. Stocks ended the period higher, with the S&P 500 returning 6.33 percent. Bonds overall, also, showed good results, with the Citigroup Broad Investment Grade Index rising 7.00 percent over the past 12 months.

Economic fundamentals were quite good. Corporate earnings remained solid. Gross domestic product (GDP) in the United States averaged 4 percent annualized growth through 2004, 3.8 percent in the first quarter of 2005, and estimates for the second calendar quarter of 2005 are for growth at 3 to 3.5 percent. Despite rising financial markets, investors generally remained cautious, bothered apparently by rising energy prices and interest rates, the potential for accelerating inflation, and a declining U.S. dollar.

The Federal Reserve initiated a series of increases in short-term interest rates during the period. The Fed enacted five quarter-point increases in the last half of calendar 2004 and four more between January and June of 2005, taking short-term rates from a very low level of 1 percent up to 3.25 percent. Recent public statements by the Federal Reserve indicate that additional increases may be forthcoming.

Despite the rising short-term interest rates and higher oil prices, we continue to feel the economy is doing quite well. Real economic growth of around 3 percent for the rest of calendar 2005, with a nominal growth (after inflation) of around 6 percent, seems likely, in our view. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally follow the growth in profits. It now appears that S&P 500 profits could potentially rise in the area of 10 percent for all of 2005. Equities have been sluggish in the first six months of 2005, actually down slightly. We believe that some catch-up with profit growth appears probable.

Regardless of short-term setbacks brought on by economic or geopolitical events - and although past performance is no guarantee of future results - stocks have historically continued to rise over time. And, through appropriate diversification, you can potentially provide more balance to your portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds, Inc. and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2005.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Accumulative Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,026	1.17%	$5.86
Class B	1,000	1,020	2.27	11.36
Class C	1,000	1,022	2.20	11.04
Class Y	1,000	1,028	0.88	4.42
Based on 5% Return(2)
Class A	$1,000	$1,019	1.17%	$5.83
Class B	1,000	1,014	2.27	11.33
Class C	1,000	1,014	2.20	11.00
Class Y	1,000	1,020	0.88	4.40

Core Investment Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,022	1.12%	$5.63
Class B	1,000	1,015	2.25	11.24
Class C	1,000	1,017	2.20	11.02
Class Y	1,000	1,023	0.81	4.05
Based on 5% Return(2)
Class A	$1,000	$1,019	1.12%	$5.62
Class B	1,000	1,014	2.25	11.24
Class C	1,000	1,014	2.20	11.01
Class Y	1,000	1,021	0.81	4.04

Science and Technology Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,039	1.40%	$7.07
Class B	1,000	1,032	2.62	13.19
Class C	1,000	1,032	2.60	13.10
Class Y	1,000	1,040	1.04	5.24
Based on 5% Return(2)
Class A	$1,000	$1,018	1.40%	$7.00
Class B	1,000	1,012	2.62	13.06
Class C	1,000	1,012	2.60	12.97
Class Y	1,000	1,020	1.04	5.19

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Accumulative Fund
      June 30, 2005

An interview with Barry M. Ogden, CFA, CPA, portfolio manager of Waddell & Reed Advisors Accumulative Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 9.11 percent (before the impact of any sales charges), compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.33 percent during the same period, and the Lipper Multi-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 7.14 percent during the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

In our view, our sector weightings and stock selection during the fiscal year were the primary drivers behind the Fund's performance. One of our largest weightings during the fiscal year was within the energy industry, specifically in large-cap integrated oil, oil service, drilling equipment and exploration and production companies. We feel that our overweight position in energy, a sector where we believe that long-term supply issues should support higher prices for the near future, helped our overall performance during the last fiscal year. In addition, we had significant exposure throughout the year to the health care industry, specifically managed care, hospitals, biotechnology, medical technology, orthopedics and generics, which generally performed well for the Fund over the last 12 months. We feel that the health care industry has a very strong, secular investment story, and we continue to try to find new ways to fully exploit the opportunities. We remained underweight in financials, driven in part by our belief that continued Federal Reserve interest rate tightening may provide challenges to that sector. Lastly, we held comparable benchmark weightings in several other key investment areas, such as technology, consumer staples, basic materials and industrials.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We believe that the two most significant variables impacting the Fund and the overall economy over the past 12 months were higher energy prices and the Federal Reserve's consistent interest rate hikes. As it relates to higher energy prices, the price of oil increased almost 50 percent over the last 12 months. We feel that this is likely to impact the consumer and the economy over time, although the resiliency of the consumer and the economy has been better than we anticipated. In addition, the Federal Reserve has been steadfast in its interest rate hikes since June 2004, and recent commentary from the Federal Reserve indicates that further increases are likely. Going forward, we believe the price of oil - and its real and psychological effects on the consumer and the economy - remains the most important variable to watch in the near-term.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continue to believe that our investment process of focusing on what we feel are high-quality companies is a key component that differentiates us from our peers, and that our investment process and discipline may continue to benefit the Fund across all economic environments. Most of our investments are centered on companies that we feel are rapidly growing their businesses, are very profitable and are able to differentiate themselves from their competitors. Valuation, relative to a company's future growth opportunities and operating free cash flow, continues to play a role in all investment decisions. We remain committed to this investment process and believe that it provides us with the best opportunity for long-term outperformance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive going forward?

As mentioned earlier, the strategic direction of the Fund did not change materially during the last fiscal year, and our top sector weightings at quarter-end were energy and health care. We believe each area has visible, long-term secular investment themes that can play out over an extended period of time. Our energy exposure has helped our performance overall, in our opinion, and we feel that it continues to act as a potential buffer against the negative impact of higher energy prices on the market and the economy. We continued to be underweight in financials, which we believe likely will underperform as long as the Federal Reserve is raising short-term rates.

Despite higher energy prices and a Federal Reserve that has continued to raise short-term rates, we remain constructive on the health of the U.S. economy. As most investors can appreciate, there continues to be conflicting data points about the underlying strength of the economy. But, overall, we believe more indicators point to a healthy economic expansion that we feel could potentially carry us through the rest of the year at above trend-line growth. The consumer remains extremely resilient when it comes to higher energy prices and, thus far, consumer spending shows no real signs of slowing down. However, we remain somewhat concerned about the impact that an energy spike from current levels would have on the consumer and the economy, as well as on the overall markets.

In summary, we do not believe that the broader markets are positioned to break out significantly higher from current levels until the Federal Reserve stops raising short-term rates and energy prices stop moving higher. Having said that, we intend to continue to try to identify the key industries, sectors and company-specific stories that we feel may be positioned to outperform the broader markets, and construct a portfolio around these names.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Accumulative Fund, Class A Shares(1)	$21,776
S&P 500 Index	$22,530
Lipper Multi-Cap Core Funds Universe Average	$22,709

		W&R ADVISORS ACCUMULATIVE FUND CLASS A SHARES	S&P 500 INDEX	LIPPER MULTI-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1995	9,425	10,000	10,000
DEC	1996	10,573	12,296	11,994
DEC	1997	13,700	16,390	14,891
DEC	1998	16,800	21,094	17,631
DEC	1999	21,120	25,538	22,088
DEC	2000	25,377	23,193	22,088
JUNE	2001	22,750	21,642	21,069
JUNE	2002	19,259	17,742	17,711
JUNE	2003	17,855	17,789	17,728
JUNE	2004	19,959	21,190	21,195
JUNE	2005	21,776	22,530	22,709

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	2.83%	3.87%	8.02%	9.44%
5-year period ended 6-30-05	-1.59%	-1.63%	-1.39%	-0.15%
10-year period ended 6-30-05	9.61%	-	-	-
Since inception of Class (3) through 6-30-05	-	3.00%	3.00%	10.20%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares, 10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Accumulative Fund had net assets totaling $1,978,650,530 invested in a diversified portfolio of:

96.95%	Common Stocks
3.05%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Energy Stocks	$22.32
Health Care Stocks	$20.47
Technology Stocks	$13.91
Financial Services Stocks	$11.50
Multi-Industry Stocks	$8.22
Retail Stocks	$7.17
Consumer Nondurables Stocks	$4.81
Miscellaneous Stocks	$3.33
Consumer Services Stocks	$3.11
Cash and Cash Equivalents	$3.05
Transportation Stocks	$2.11

The Investments of Accumulative Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 2.11%
Southwest Airlines Co.	2,000,000	$27,860,000
UTi Worldwide Inc.	200,000	13,943,000
		41,803,000
Aircraft - 3.31%
Boeing Company (The)	440,000	29,040,000
Rockwell Collins, Inc.	225,000	10,728,000
United Technologies Corporation	500,000	25,675,000
		65,443,000
Aluminum - 0.79%
Alcoa Incorporated	600,000	15,678,000

Banks - 1.63%
Bank of America Corporation	200,000	9,122,000
Citigroup Inc.	500,000	23,115,000
		32,237,000
Beverages - 0.31%
Molson Coors Brewing Company, Class B	100,000	6,200,000

Business Equipment and Services - 0.51%
Omnicom Group Inc.	125,000	9,982,500

Chemicals - Petroleum and Inorganic - 0.54%
du Pont (E.I.) de Nemours and Company	250,000	10,752,500

Chemicals - Specialty - 0.45%
Scotts Miracle-Gro Company (The)*	125,000	8,901,250

Coal - 0.26%
Foundation Coal Holdings, Inc.	195,000	5,058,300

Communications Equipment - 1.45%
Cisco Systems, Inc.*	1,300,000	24,823,500
Juniper Networks, Inc.*	150,000	3,777,750
		28,601,250
Computers - Main and Mini - 0.56%
International Business Machines Corporation	150,000	11,130,000

Computers - Micro - 2.39%
Apple Computer, Inc.*	430,000	15,813,250
Dell Inc.*	800,000	31,556,000
		47,369,250
Computers - Peripherals - 3.32%
Microsoft Corporation	2,300,000	57,097,500
SAP Aktiengesellschaft, ADR	200,000	8,660,000
		65,757,500
Cosmetics and Toiletries - 0.38%
Alberto-Culver Company	175,000	7,582,750

Electronic Components - 2.88%
Intel Corporation	1,000,000	26,025,000
Texas Instruments Incorporated	1,100,000	30,877,000
		56,902,000
Finance Companies - 3.73%
Fannie Mae	450,000	26,280,000
Freddie Mac	300,000	19,569,000
SLM Corporation	550,000	27,940,000
		73,789,000
Food and Related - 0.94%
J.M. Smucker Company (The)	395,000	18,541,300

Forest and Paper Products - 0.59%
International Paper Company	385,000	11,630,850

Health Care - Drugs - 8.35%
Amgen Inc.*	600,000	36,273,000
Genentech, Inc.*	140,000	11,239,200
Gilead Sciences, Inc.*	900,000	39,595,500
Martek Biosciences Corporation*	100,000	3,796,500
MedImmune, Inc.*	300,000	8,017,500
Pfizer Inc.	900,000	24,822,000
Schering-Plough Corporation	700,000	13,342,000
Teva Pharmaceutical Industries Limited, ADR	900,000	28,021,500
		165,107,200
Health Care - General - 5.25%
Da Vita Inc.*	590,000	26,833,200
Renal Care Group, Inc.*	480,000	22,128,000
St. Jude Medical, Inc.*	650,000	28,346,500
Zimmer Holdings, Inc.*	350,000	26,659,500
		103,967,200
Hospital Supply and Management - 6.87%
Caremark Rx, Inc.*	425,000	18,921,000
HCA Inc.	600,000	34,002,000
PacifiCare Health Systems, Inc.*	500,000	35,725,000
Triad Hospitals, Inc.*	420,000	22,948,800
WellPoint, Inc.*	350,000	24,374,000
		135,970,800
Hotels and Gaming - 0.93%
Hilton Hotels Corporation	775,000	18,483,750

Household - General Products - 1.87%
Colgate-Palmolive Company	450,000	22,459,500
Procter & Gamble Company (The)	275,000	14,506,250
		36,965,750
Insurance - Property and Casualty - 2.27%
American International Group, Inc.	175,000	10,167,500
Hartford Financial Services Group Inc. (The)	200,000	14,956,000
St. Paul Companies, Inc. (The)	500,000	19,765,000
		44,888,500
Leisure Time Industry - 2.18%
Royal Caribbean Cruises Ltd.	425,000	20,553,000
Walt Disney Company (The)	900,000	22,662,000
		43,215,000
Multiple Industry - 8.22%
DreamWorks Animation SKG, Inc., Class A*	525,000	13,755,000
General Electric Company	2,300,000	79,695,000
Huntsman Corporation*	440,000	8,918,800
Infosys Technologies Limited	350,000	27,137,250
Las Vegas Sands, Inc.*	450,000	16,087,500
Primus Guaranty, Ltd.*	290,000	4,199,200
Research In Motion Limited*	175,000	12,908,875
		162,701,625
Petroleum - Domestic - 1.72%
Equitable Resources, Inc.	500,000	34,000,000

Petroleum - International - 15.96%
Burlington Resources Inc.	1,000,000	55,240,000
ChevronTexaco Corporation	1,500,000	83,880,000
ConocoPhillips	1,000,000	57,490,000
Exxon Mobil Corporation	1,000,000	57,470,000
Unocal Corporation	950,000	61,797,500
		315,877,500
Petroleum - Services - 4.38%
Patterson-UTI Energy, Inc.	1,500,000	41,752,500
Schlumberger Limited	450,000	34,173,000
Transocean Inc.*	200,000	10,794,000
		86,719,500
Restaurants - 3.01%
Applebee's International, Inc.	850,000	22,474,000
McDonald's Corporation	400,000	11,100,000
YUM! Brands, Inc.	500,000	26,040,000
		59,614,000

Retail - Food Stores - 3.04%
CVS Corporation	800,000	23,256,000
Walgreen Co.	800,000	36,792,000
		60,048,000
Retail - General Merchandise - 1.12%
Family Dollar Stores, Inc.	200,000	5,220,000
Wal-Mart Stores, Inc.	350,000	16,870,000
		22,090,000
Security and Commodity Brokers - 3.87%
Chicago Mercantile Exchange Holdings Inc.	111,000	32,800,500
Goldman Sachs Group, Inc. (The)	225,000	22,954,500
Marsh & McLennan Companies, Inc.	275,000	7,617,500
Prudential Financial, Inc.	200,000	13,132,000
		76,504,500
Tobacco - 1.31%
Altria Group, Inc.	400,000	25,864,000

Utilities - Electric - 0.45%
Exelon Corporation	175,000	8,982,750

TOTAL COMMON STOCKS - 96.95%		$1,918,359,525

(Cost: $1,679,687,228)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.25%
Banks
Wells Fargo Bank, N.A.,
3.27%, 7-25-05	$5,000	5,000,000

Commercial Paper
Banks - 0.40%
Royal Bank of Scotland PLC (The),
3.285%, 7-12-05	8,000	7,991,970

Beverages - 0.30%
Diageo Capital plc,
3.25%, 7-6-05	6,000	5,997,292

Capital Equipment - 0.51%
Deere (John) Capital Corporation,
3.32%, 7-27-05	10,000	9,976,022

Finance Companies - 0.40%
Ciesco, LLC,
3.26%, 7-22-05	5,000	4,990,492
USAA Capital Corp.,
3.25%, 7-1-05	3,000	3,000,000
		7,990,492
Food and Related - 0.51%
Wm. Wrigley Jr. Company,
3.19%, 7-14-05	10,000	9,988,480

Publishing - 0.25%
Gannett Co., Inc.,
3.15%, 7-5-05	4,900	4,898,285

Security and Commodity Brokers - 0.39%
UBS Finance Delaware LLC,
3.39%, 7-1-05	7,688	7,688,000

Utilities - Telephone - 0.21%
SBC Communications Inc.,
3.23%, 7-13-05	4,200	4,195,478

Total Commercial Paper - 2.97%		58,726,019

TOTAL SHORT-TERM SECURITIES - 3.22%		$63,726,019

(Cost: $63,726,019)

TOTAL INVESTMENT SECURITIES - 100.17%		$1,982,085,544

(Cost: $1,743,413,247)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.17%)		(3,435,014)

NET ASSETS - 100.00%		$1,978,650,530

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ACCUMULATIVE FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,743,413) (Notes 1 and 3)	$1,982,086
Cash	2
Receivables:
Fund shares sold	1,426
Dividends and interest	1,088
Prepaid and other assets	87

Total assets	1,984,689

LIABILITIES
Payable to Fund shareholders	5,031
Accrued service fee (Note 2)	432
Accrued shareholder servicing (Note 2)	402
Accrued management fee (Note 2)	37
Accrued accounting services fee (Note 2)	22
Accrued distribution fee (Note 2)	22
Other	92

Total liabilities	6,038

Total net assets	$1,978,651

NET ASSETS
$1.00 par value capital stock:
Capital stock	$315,480
Additional paid-in capital	2,017,261
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	336
Accumulated undistributed net realized loss on investment transactions	(593,098)
Net unrealized appreciation in value of investments	238,672

Net assets applicable to outstanding units of capital	$1,978,651

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.28
Class B	$6.03
Class C	$6.06
Class Y	$6.29
Capital shares outstanding:
Class A	301,624
Class B	10,144
Class C	2,720
Class Y	992
Capital shares authorized	675,000

See Notes to Financial Statements.

Statement of Operations
      ACCUMULATIVE FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $30)	$33,907
Interest and amortization	1,360

Total income	35,267

Expenses (Note 2):
Investment management fee	13,373
Service fee:
Class A	4,532
Class B	151
Class C	42
Shareholder servicing:
Class A	3,848
Class B	339
Class C	81
Class Y	10
Distribution fee:
Class A	127
Class B	453
Class C	125
Accounting services fee	260
Legal fees	97
Custodian fees	75
Audit fees	27
Other	305

Total expenses	23,845

Net investment income	11,422

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(40,901)
Unrealized appreciation in value of investments during the period	200,400

Net gain on investments	159,499

Net increase in net assets resulting from operations	$170,921

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ACCUMULATIVE FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,422	$3,829
Realized net gain (loss) on investments	(40,901)	204,772
Unrealized appreciation	200,400	15,659

Net increase in net assets resulting from operations	170,921	224,260

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(11,581)	(3,912)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(44)	(32)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(11,625)	(3,944)

Capital share transactions (Note 5)	(239,062)	(74,218)

Total increase (decrease)	(79,766)	146,098
NET ASSETS
Beginning of period	2,058,417	1,912,319

End of period	$1,978,651	$2,058,417

Undistributed net investment income	$336	$539

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	12-31-00

Net asset value, beginning of period	$5.79	$5.19	$5.63	$7.60	$8.50	$9.14

Income (loss) from investment operations:
Net investment income	0.04	0.01	0.03	0.01	0.02	0.07
Net realized and unrealized gain (loss) on investments	0.49	0.60	(0.44)	(1.11)	(0.90)	1.70

Total from investment operations	0.53	0.61	(0.41)	(1.10)	(0.88)	1.77

Less distributions from:
Net investment income	(0.04)	(0.01)	(0.03)	(0.02)	(0.02)	(0.07)
Capital gains	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)	(2.34)

Total distributions	(0.04)	(0.01)	(0.03)	(0.87)	(0.02)	(2.41)

Net asset value, end of period	$6.28	$5.79	$5.19	$5.63	$7.60	$8.50

Total return (1)	9.11%	11.78%	-7.29%	-15.34%	-10.35%	20.16%
Net assets, end of period (in millions)	$1,895	$1,971	$1,836	$1,923	$2,277	$2,558
Ratio of expenses to average net assets	1.16%	1.17%	1.18%	1.10%	1.04	% (2)	1.02%
Ratio of net investment income to average net assets	0.62%	0.23%	0.54%	0.22%	0.58	% (2)	0.67%
Portfolio turnover rate	68%	483%	412%	414%	185%	384%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.59	$5.06	$5.52	$7.53	$8.44		$9.12

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.02)	(0.03)	(0.01)		0.00 *
Net realized and unrealized gain (loss) on investments	0.48	0.57	(0.44)	(1.13)	(0.90)		1.66

Total from investment operations	0.44	0.53	(0.46)	(1.16)	(0.91)		1.66

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)

Total distributions	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)

Net asset value, end of period	$6.03	$5.59	$5.06	$5.52	$7.53		$8.44

Total return	7.87%	10.47%	-8.33%	-16.29%	-10.78%		18.92%
Net assets, end of period (in millions)	$61	$63	$53	$46	$29		$19
Ratio of expenses to average net assets	2.28%	2.30%	2.36%	2.21%	2.12	% (1)	2.02%
Ratio of net investment loss to average net assets	-0.50%	-0.90%	-0.64%	-0.90%	-0.54	% (1)	-0.23%
Portfolio turnover rate	68%	483%	412%	414%	185%		384%
*Not shown due to rounding.
(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.61	$5.07	$5.52	$7.52	$8.43		$9.12

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.01)	(0.01)	(0.01)		0.00 *
Net realized and unrealized gain (loss) on investments	0.49	0.58	(0.44)	(1.14)	(0.90)		1.65

Total from investment operations	0.45	0.54	(0.45)	(1.15)	(0.91)		1.65

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)

Total distributions	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)

Net asset value, end of period	$6.06	$5.61	$5.07	$5.52	$7.52		$8.43

Total return	8.02%	10.65%	-8.15%	-16.18%	-10.80%		18.81%
Net assets, end of period (in millions)	$17	$18	$17	$16	$6		$4
Ratio of expenses to average net assets	2.20%	2.16%	2.16%	2.07%	2.11	% (1)	2.10%
Ratio of net investment loss to average net assets	-0.40%	-0.76%	-0.43%	-0.77%	-0.54	% (1)	-0.31%
Portfolio turnover rate	68%	483%	412%	414%	185%		384%
*Not shown due to rounding.
(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.79	$5.20	$5.63	$7.60	$8.49		$9.14

Income (loss) from investment operations:
Net investment income	0.06	0.03	0.04	0.03	0.03		0.08
Net realized and unrealized gain (loss) on investments	0.49	0.59	(0.43)	(1.12)	(0.89)		1.70

Total from investment operations	0.55	0.62	(0.39)	(1.09)	(0.86)		1.78

Less distributions from:
Net investment income	(0.05)	(0.03)	(0.04)	(0.03)	(0.03)		(0.09)
Capital gains	(0.00)	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)

Total distributions	(0.05)	(0.03)	(0.04)	(0.88)	(0.03)		(2.43)

Net asset value, end of period	$6.29	$5.79	$5.20	$5.63	$7.60		$8.49

Total return	9.44%	11.90%	-6.82%	-15.16%	-10.26%		20.39%
Net assets, end of period (in millions)	$6	$6	$6	$8	$7		$6
Ratio of expenses to average net assets	0.88%	0.87%	0.89%	0.86%	0.83	% (1)	0.84%
Ratio of net investment income to average net assets	0.88%	0.53%	0.84%	0.45%	0.75	% (1)	0.85%
Portfolio turnover rate	68%	483%	412%	414%	185%		384%
(1)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Core Investment Fund
      June 30, 2005

An interview with James D. Wineland, CFA, portfolio manager of Waddell & Reed Advisors Core Investment Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 11.18 percent during the period (before the impact of any sales charges), compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.33 percent for the period, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 4.42 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted the Fund's performance relative to its benchmark index during the fiscal year?

We believe that the Fund benefited primarily from our decision to maintain a heavy emphasis on energy-related and basic industry stocks, which contributed meaningfully to overall return. These included oil and natural gas exploration and production companies, oil service companies, offshore drillers, Canadian tar sands developers and major international integrated petroleum companies.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The rise in energy prices over the latter part of the fiscal year is a condition that we think is likely to persist. We anticipate that the market will be volatile and that geopolitical events likely will continue to cause commodity prices to both rise and fall. However, for the next several years, we believe energy is likely to be an excellent place for us to invest. We also see the potential for continued strong performance in managed health care stocks and the aerospace/defense sector.

We believe that several important trends had a significant impact on the financial markets and the Fund during the fiscal year. First, oil prices rose substantially, from $37 per barrel on June 30, 2004 to approximately $56 per barrel on June 30, 2005. Next, the Federal Reserve continued a policy of increasing short-term interest rates, from 1.25 percent on June 30, 2004, to 3.25 percent on June 30, 2005. At the same time, longer-term interest rates declined. The 10-year U.S. Treasury yield began the fiscal year at 4.59 percent and closed the year on June 30, 2005 at 3.92 percent. The result has been a flattening yield curve, which many say can be consistent with a slowing of economic activity in the following months. Also, the U.S. dollar weakened over much of the fiscal year, then rallied sharply in the face of a weaker European economic outlook. Lastly, China continued to be a very important user of raw materials and of commodities and a large producer of U.S. consumer goods throughout the fiscal year. We believe that this U.S.-China economic relationship, and China's enormous growth, likely will continue to have a very important influence on U.S. corporate earnings and global commodity prices. We feel that any meaningful slowing of Chinese economic growth could have significant negative consequences throughout the global financial markets.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continue to focus on what we feel are high quality industry leaders with strong financial characteristics, solid management and dominant competitive positions. We made no major structural changes to the portfolio in the last half of the fiscal year. Energy remains our largest sector position. Aerospace/defense also is an important area of emphasis, and one where we added to holdings during the fiscal year. We continue to find appeal in the health care sector, within which we are well diversified among holdings in major pharmaceuticals, biotechnology, medical devices, hospital supply and managed care companies. Other sectors of interest include basic industry and technology. In contrast, financial stocks remain substantially underweighted in the Fund, relative to the benchmark index. We do not think financials are likely to do well in the current flattening yield curve environment and amidst the current high historical valuations for bank stocks.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We emphasized the energy, basic industry, technology, health care and aerospace/defense sectors. We then generally maintained below benchmark level weightings in the financial services, consumer discretionary and utilities sectors for most of the fiscal year.

As noted above, we feel the energy sector represents a very important long-term investment opportunity. Supply of conventional oil and natural gas appears to be meeting increasingly difficult barriers to growth. Many believe that one possible answer to this big supply/demand problem is to utilize alternative energy sources, such as solar, wind, liquid natural gas or fuel cells. We believe that each of these (and more) may be good alternatives and possibly have investment potential. However, we feel that the mere size of the oil and natural gas markets and the huge reliance of the world's economy on the petroleum infrastructure simply cannot be changed quickly.

We see enormous potential in the health care and travel/vacation/leisure sectors. The demographic forces behind these two large investment themes appear to us to be very powerful. As a result, managed care, drug distribution, medical technology, biotechnology and conventional large-capitalization pharmaceuticals are likely to be well represented in the portfolio. Hotels, gaming, cruise lines and other vacation/recreation stocks are also areas we currently find very compelling. Our technology investments likely will continue to be centered on what we believe are leading companies involved with the "digital home" and the products, services and components that facilitate the wireless world.

Finally, we intend to continue to invest in basic industry stocks (machinery, chemicals, metals, capital goods) that we think may benefit from expanding global demand for basic infrastructure requirements, such as water systems, electric grid expansion, highways, airports, harbor facilities and refineries.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Core Investment Fund, Class A Shares(1)	$19,910
S&P 500 Index	$22,530
Lipper Large-Cap Core Funds Universe Average	$19,315

		W&R ADVISORS CORE INVESTMENT FUND CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1995	9,425	10,000	10,000
DEC	1996	11,345	12,296	12,133
DEC	1997	14,448	16,390	15,588
DEC	1998	17,920	21,094	19,214
DEC	1999	20,860	25,538	23,028
DEC	2000	22,874	23,193	21,667
JUNE	2001	20,277	21,642	19,955
JUNE	2002	16,818	17,742	16,162
JUNE	2003	16,003	17,789	15,929
JUNE	2004	17,907	21,190	18,498
JUNE	2005	19,910	22,530	19,315

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	4.79%	5.98%	10.16%	11.50%
5-year period ended 6-30-05	-4.27%	-4.41%	-4.17%	-2.85%
10-year period ended 6-30-05	7.91%	--	--	8.79%
Since inception of Class (3) through 6-30-05	--	-0.15%	0.04%	--

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Core Investment Fund had net assets totaling $4,077,339,734 invested in a diversified portfolio of:

99.27%	Common Stocks
0.73%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Health Care Stocks	$18.36
Technology Stocks	$17.96
Energy Stocks	$17.04
Financial Services Stocks	$9.96
Consumer Services Stocks	$6.19
Capital Goods Stocks	$5.63
Consumer Nondurables Stocks	$4.48
Multi-Industry Stocks	$4.45
Retail Stocks	$4.34
Utilities Stocks	$3.88
Raw Materials Stocks	$3.79
Miscellaneous Stocks	$3.19
Cash and Cash Equivalents	$0.73

The Investments of Core Investment Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Aircraft - 4.97%
Boeing Company (The)	1,479,600	$97,653,600
Lockheed Martin Corporation	637,195	41,334,840
United Technologies Corporation	1,241,200	63,735,620
		202,724,060
Aluminum - 0.44%
Alcoa Incorporated	684,700	17,891,211

Banks - 1.58%
Citigroup Inc.	926,600	42,836,718
U.S. Bancorp	741,700	21,657,640
		64,494,358
Beverages - 1.57%
PepsiCo, Inc.	1,190,100	64,182,093

Broadcasting - 1.44%
Liberty Media Corporation, Class A*	5,764,300	58,738,217

Capital Equipment - 4.66%
Caterpillar Inc.	618,600	58,958,766
Deere & Company	1,437,800	94,161,522
Illinois Tool Works Inc.	460,800	36,716,544
		189,836,832
Chemicals - Petroleum and Inorganic - 0.62%
du Pont (E.I.) de Nemours and Company	586,600	25,229,666

Chemicals - Specialty - 2.73%
Air Products and Chemicals, Inc.	1,845,350	111,274,605

Computers - Micro - 2.45%
Dell Inc.*	2,530,200	99,803,739

Computers - Peripherals - 3.53%
Microsoft Corporation	1,691,100	41,981,558
SAP Aktiengesellschaft, ADR	2,355,700	102,001,810
		143,983,368
Defense - 2.06%
General Dynamics Corporation	765,400	83,841,916

Electronic Components - 4.95%
Analog Devices, Inc.	660,900	24,658,179
Intel Corporation	2,330,200	60,643,455
Maxim Integrated Products, Inc.	765,000	29,211,525
Microchip Technology Incorporated	147,300	4,368,918
Texas Instruments Incorporated	2,956,700	82,994,569
		201,876,646
Finance Companies - 1.81%
SLM Corporation	1,451,600	73,741,280

Food and Related - 2.11%
Campbell Soup Company	698,900	21,505,153
Kellogg Company	1,450,600	64,464,664
		85,969,817
Health Care - Drugs - 7.77%
Amgen Inc.*	736,140	44,503,344
Genentech, Inc.*	358,000	28,740,240
Gilead Sciences, Inc.*	1,267,600	55,768,062
Novartis AG, Registered Shares (A)	1,276,000	60,783,240
Pfizer Inc.	4,611,390	127,182,136
		316,977,022
Health Care - General - 4.45%
Boston Scientific Corporation*	1,425,100	38,477,700
Johnson & Johnson	594,900	38,668,500
Wyeth	2,347,700	104,472,650
		181,618,850
Hospital Supply and Management - 6.14%
Aetna Inc.	463,140	38,357,255
Caremark Rx, Inc.*	355,100	15,809,052
Guidant Corporation	500,200	33,663,460
Medtronic, Inc.	1,280,300	66,306,737
Stryker Corporation	414,900	19,732,644
UnitedHealth Group Incorporated	544,800	28,405,872
WellPoint, Inc.*	691,600	48,163,024
		250,438,044
Hotels and Gaming - 2.71%
Marriott International, Inc., Class A	1,103,300	75,267,126
Starwood Hotels & Resorts Worldwide, Inc.	598,800	35,071,716
		110,338,842
Household - General Products - 0.80%
Colgate-Palmolive Company	652,800	32,581,248

Insurance - Property and Casualty - 2.38%
Berkshire Hathaway Inc., Class A*	1,163	97,110,500

Leisure Time Industry - 2.04%
Carnival Corporation	1,526,600	83,276,030

Multiple Industry - 4.45%
General Electric Company	4,317,600	149,604,840
Las Vegas Sands, Inc.*	896,200	32,039,150
		181,643,990
Non-Residential Construction - 0.97%
Fluor Corporation	683,350	39,354,126

Petroleum - Canada - 0.54%
Canadian Natural Resources Limited	315,000	11,459,700
Suncor Energy Inc.	220,900	10,452,988
		21,912,688
Petroleum - International - 4.96%
Burlington Resources Inc.	1,357,200	74,971,728
Exxon Mobil Corporation	2,214,740	127,281,108
		202,252,836
Petroleum - Services - 11.54%
Baker Hughes Incorporated	3,152,900	161,302,364
Nabors Industries Ltd.*	950,200	57,601,124
Schlumberger Limited	1,518,400	115,307,296
Smith International, Inc.	331,400	21,110,180
Transocean Inc.*	616,200	33,256,314
Weatherford International Ltd.*	1,411,400	81,832,972
		470,410,250
Retail - Food Stores - 0.90%
Walgreen Co.	795,850	36,601,141

Retail - General Merchandise - 2.86%
Family Dollar Stores, Inc.	1,832,700	47,833,470
Kohl's Corporation*	1,229,100	68,718,981
		116,552,451
Retail - Specialty Stores - 0.58%
Best Buy Co., Inc.	346,700	23,766,285

Security and Commodity Brokers - 4.19%
Goldman Sachs Group, Inc. (The)	1,212,900	123,740,058
Legg Mason, Inc.	243,800	25,382,018
Lehman Brothers Holdings Inc.	219,500	21,791,960
		170,914,036
Timesharing and Software - 0.94%
Yahoo! Inc.*	1,101,300	38,154,538

Trucking and Shipping - 2.25%
United Parcel Service, Inc., Class B	1,324,000	91,567,840

Utilities - Electric - 1.01%
Dominion Resources, Inc.	562,750	41,300,222

Utilities - Telephone - 2.87%
Sprint Corporation	987,900	24,786,411
Vodafone Group Plc, ADR	3,794,300	92,277,376
		117,063,787

TOTAL COMMON STOCKS - 99.27%		$4,047,422,534

(Cost: $3,040,670,174)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Finance Companies - 0.24%
USAA Capital Corp.,
3.06%, 7-1-05	$10,000	10,000,000

Health Care - General - 0.24%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A (Bank of America, N.A.),
3.32%, 7-7-05	9,845	9,845,000

Retail - General Merchandise - 0.09%
Service Oil, Inc., Taxable Variable Rate Demand Bonds (Service Oil, Inc.), Series 2002 (U.S. Bank, National Association),
3.45%, 7-5-05	3,500	3,500,000

Security and Commodity Brokers - 0.14%
UBS Finance Delaware LLC,
3.39%, 7-1-05	5,625	5,625,000

Utilities - Telephone - 0.12%
Verizon Network Funding Corporation,
3.3%, 7-19-05	5,000	4,991,750

Total Commercial Paper - 0.83%		33,961,750

Municipal Obligations
California - 0.12%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
3.11%, 7-6-05	5,000	5,000,000

Washington - 0.03%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Mill Pointe Apartments Project), Series 1999B (U. S. Bank, National Assocation),
3.45%, 7-5-05	1,000	1,000,000

Total Municipal Obligations - 0.15%		6,000,000

TOTAL SHORT-TERM SECURITIES - 0.98%		$39,961,750

(Cost: $39,961,750)

TOTAL INVESTMENT SECURITIES - 100.25%		$4,087,384,284

(Cost: $3,080,631,924)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.25%)		(10,044,550)

NET ASSETS - 100.00%		$4,077,339,734

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside of the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE INVESTMENT FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $3,080,632) (Notes 1 and 3)	$4,087,384
Receivables:
Dividends and interest	5,667
Fund shares sold	2,146
Prepaid and other assets	136

Total assets	4,095,333

LIABILITIES
Payable to Fund shareholders	11,507
Payable for investment securities purchased	4,366
Accrued shareholder servicing (Note 2)	868
Accrued service fee (Note 2)	786
Accrued management fee (Note 2)	70
Accrued distribution fee (Note 2)	46
Accrued accounting services fee (Note 2)	22
Due to custodian	1
Other	327

Total liabilities	17,993

Total net assets	$4,077,340

NET ASSETS
$1.00 par value capital stock:
Capital stock	$706,395
Additional paid-in capital	2,711,728
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	3,186
Accumulated undistributed net realized loss on investment transactions	(350,700)
Net unrealized appreciation in value of investments	1,006,731

Net assets applicable to outstanding units of capital	$4,077,340

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.78
Class B	$5.51
Class C	$5.53
Class Y	$5.78
Capital shares outstanding:
Class A	677,474
Class B	14,787
Class C	3,608
Class Y	10,526
Capital shares authorized	1,775,000

See Notes to Financial Statements.

Statement of Operations
      CORE INVESTMENT FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $216)	$63,170
Interest and amortization	2,103

Total income	65,273

Expenses (Note 2):
Investment management fee	25,791
Service fee:
Class A	9,524
Class B	203
Class C	50
Shareholder servicing:
Class A	8,593
Class B	487
Class C	111
Class Y	110
Distribution fee:
Class A	271
Class B	608
Class C	151
Accounting services fee	260
Legal fees	203
Custodian fees	181
Audit fees	32
Other	608

Total expenses	47,183

Net investment income	18,090

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	448,809
Realized net loss on written options	(1,662)
Realized net loss on foreign currency transactions	(10)

Realized net gain on investments	447,137
Unrealized depreciation in value of investments during the period	(27,252)

Net gain on investments	419,885

Net increase in net assets resulting from operations	$437,975

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE INVESTMENT FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$18,090	$22,858
Realized net gain on investments	447,137	126,153
Unrealized appreciation (depreciation)	(27,252)	346,646

Net increase in net assets resulting from operations	437,975	495,657

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(16,693)	(23,062)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(503)	(1,005)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)
	(17,196)	(24,067)

Capital share transactions (Note 5)	(640,752)	(697,702)

Total decrease	(219,973)	(226,112)
NET ASSETS
Beginning of period	4,297,313	4,523,425

End of period	$4,077,340	$4,297,313

Undistributed net investment income	$3,186	$2,302

(1)See "Financial Highlights" on pages 37 - 40.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.22	$4.69	$4.95	$6.27	$7.08		$8.13

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.03	0.01	0.00		0.01
Net realized and unrealized gain (loss) on investments	0.56	0.53	(0.26)	(1.06)	(0.80)		0.77

Total from investment operations	0.58	0.56	(0.23)	(1.05)	(0.80)		0.78

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.03)	(0.01)	(0.01)		(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Total distributions	(0.02)	(0.03)	(0.03)	(0.27)	(0.01)		(1.83)

Net asset value, end of period	$5.78	$5.22	$4.69	$4.95	$6.27		$7.08

Total return (1)	11.18%	11.90%	-4.84%	-17.06%	-11.35%		9.65%
Net assets, end of period (in millions)	$3,915	$4,079	$4,310	$5,348	$7,097		$8,219
Ratio of expenses to average net assets	1.12%	1.13%	1.13%	1.04%	0.98	% (2)	0.94%
Ratio of net investment income to average net assets	0.46%	0.53%	0.60%	0.20%	0.14	% (2)	0.12%
Portfolio turnover rate	51%	49%	41%	27%	15%		48%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.01	$4.54	$4.82	$6.16	$6.99		$8.13

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)	(0.03)	(0.03)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	0.55	0.51	(0.25)	(1.05)	(0.81)		0.72

Total from investment operations	0.50	0.47	(0.28)	(1.08)	(0.83)		0.68

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Total distributions	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Net asset value, end of period	$5.51	$5.01	$4.54	$4.82	$6.16		$6.99

Total return	9.98%	10.35%	-5.81%	-18.05%	-11.87%		8.43%
Net assets, end of period (in millions)	$81	$82	$82	$88	$86		$72
Ratio of expenses to average net assets	2.26%	2.30%	2.35%	2.17%	2.07	% (1)	1.98%
Ratio of net investment loss to average net assets	-0.68%	-0.65%	-0.61%	-0.92%	-0.93	% (1)	-0.91%
Portfolio turnover rate	51%	49%	41%	27%	15%		48%
(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.02	$4.55	$4.82	$6.16	$6.99		$8.13

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.06)	(0.02)	(0.01)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	0.57	0.53	(0.25)	(1.07)	(0.81)		0.71

Total from investment operations	0.51	0.47	(0.27)	(1.08)	(0.83)		0.68

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Total distributions	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Net asset value, end of period	$5.53	$5.02	$4.55	$4.82	$6.16		$6.99

Total return	10.16%	10.33%	-5.60%	-18.05%	-11.87%		8.46%
Net assets, end of period (in millions)	$20	$21	$24	$26	$19		$16
Ratio of expenses to average net assets	2.21%	2.21%	2.20%	2.11%	2.10	% (1)	2.01%
Ratio of net investment loss to average net assets	-0.64%	-0.54%	-0.45%	-0.85%	-0.96	% (1)	-0.95%
Portfolio turnover rate	51%	49%	41%	27%	15%		48%

(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		12-31-00

Net asset value, beginning of period	$5.22	$4.69	$4.96	$6.27	$7.09		$8.13

Income (loss) from investment operations:
Net investment income	0.06	0.04	0.04	0.03	0.01		0.03
Net realized and unrealized gain (loss) on investments	0.54	0.53	(0.27)	(1.05)	(0.81)		0.77

Total from investment operations	0.60	0.57	(0.23)	(1.02)	(0.80)		0.80

Less distributions from:
Net investment income	(0.04)	(0.04)	(0.04)	(0.03)	(0.02)		(0.02)
Capital gains	(0.00)	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)

Total distributions	(0.04)	(0.04)	(0.04)	(0.29)	(0.02)		(1.84)

Net asset value, end of period	$5.78	$5.22	$4.69	$4.96	$6.27		$7.09

Total return	11.50%	12.28%	-4.52%	-16.78%	-11.33%		9.88%
Net assets, end of period (in millions)	$61	$115	$107	$132	$176		$210
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.77%	0.74	% (1)	0.74%
Ratio of net investment income to average net assets	0.73%	0.85%	0.94%	0.48%	0.38	% (1)	0.33%
Portfolio turnover rate	51%	49%	41%	27%	15%		48%
(1)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Science and Technology Fund
      June 30, 2005

An interview with Zachary H. Shafran, CFA, portfolio manager of Waddell & Reed Advisors Science and Technology Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund generated strong returns during the fiscal year, significantly outperforming its benchmark index. The Class A shares of the Fund increased 13.56 percent for the fiscal year (before the impact of sales charges), compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which decreased 5.34 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which decreased 2.87 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

Sector outperformance and underperformance were notable this year due to the wide variance in performance within particular sectors. Simply put, we feel that stock selection, both making the right investment decisions as well as avoiding the wrong ones, was central to the Fund's positive performance during the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

There were a number of issues and events that impacted the market beyond the science and technology sectors. These included uncertainty surrounding the U.S. presidential election in late 2004 and the consequent implications for health care reform; progress of the war on terrorism, particularly the war in Iraq; and the impact of rising interest rates. Another factor was the rise of commodity prices, particularly oil, and its effect on economic activities such as consumer spending patterns. The competitive economic threat from other nations, most notably China, and the impact on corporate revenue growth and profitability also affected the markets.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We believe that continued emphasis on stock selection using our bottom-up fundamental approach was of particular benefit this past year. This approach involves identifying companies that we believe are well positioned to continue generating sustainable growth in revenue and profits. We effectively let the portfolio build itself as the year progressed.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Unlike in past years, we generally did not make conscious decisions to be meaningfully overweight or underweight a particular sector. Some of the areas we did emphasize were those that we felt would benefit from wireless and mobility products and services, such as Internet access, e-mail, satellite radio, downloadable music, and GPS (global positioning systems). With health care inflation remaining a major issue, we increased our investment in the managed-care sector, an area that we believe will play a key role in health care reform and cost containment. We also made investments in companies providing transaction processing for debit cards, gift cards, loyalty cards, and EBPP (electronic bill payment and presentment). These are all areas that we believe likely will continue to benefit from the use of technology to lower cost, provide greater ease of use, and offer more targeted marketing and advertising capabilities.

Health care reform and its implications likely will continue to be a major focal point for us in the coming fiscal year. Companies that manage health care and those that help create products that lead to the more cost-effective delivery of health care and to healthier lives will, for us, be key. In our view, beneficiaries could potentially include pharmaceuticals, biotechnology, genomics and medical technology. In technology, we intend to continue to emphasize those areas we emphasized over the last fiscal year.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Science and Technology Fund, Class A Shares(1)	$30,757
S&P 400 Industrials Index	$21,627
Goldman Sachs Technology Industry Composite Index	$19,181
Lipper Science & Technology Funds Universe Average	$19,153

		W&R ADVISORS SCIENCE & TECHNOLOGY FUND CLASS A SHARES	S&P 400 INDUSTRIALS INDEX	GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

DEC	1995	9,425	10,000		10,000
APR	1996	10,685	10,838	10,685	11,260
DEC	1996	10,212	12,360	12,463	12,252
DEC	1997	10,950	16,225	15,398	13,710
DEC	1998	17,445	21,718	26,042	21,031
DEC	1999	35,401	27,376	49,182	47,696
DEC	2000	30,457	22,884	30,573	32,639
JUNE	2001	25,903	21,211	25,396	25,272
JUNE	2002	20,790	17,120	14,633	14,359
JUNE	2003	20,961	17,224	15,893	15,645
JUNE	2004	27,084	20,559	20,263	19,719
JUNE	2005	30,757	21,627	19,181	19,153

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Please note that the Goldman Sachs Technology Industry Composite Index was added as the Fund's benchmark index in the December 31, 2000 Annual Report. Prior to that time the S&P 400 Industrials Index was used as the Fund's benchmark index. For comparison purposes, we will present both indexes in this chart until the Goldman Sachs index has a full 10-year history.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	7.03%	8.20%	12.29%	14.08%
5-year period ended 6-30-05	-3.48%	-3.80%	-3.64%	-1.97%
10-year period ended 6-30-05	14.09%	-	-	-
Since inception of Class (3) through 6-30-05	-	4.26%	4.42%	13.24%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Investing in companies involved in one specified sector may be more risky than an investment with greater diversification. This fund invests in companies that are typically more volatile than the market.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $2,280,863,991 invested in a diversified portfolio of:

99.88%	Common Stocks
0.12%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Health Care Stocks	$30.71
Technology Stocks	$30.42
Multi-Industry Stocks	$20.31
Business Equipment and Services Stocks	$9.48
Financial Services Stocks	$3.76
Consumer Services Stocks	$2.36
Consumer Durables Stocks	$1.97
Utilities Stocks	$0.87
Cash and Cash Equivalents	$0.12

The Investments of Science and Technology Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Broadcasting - 2.36%
XM Satellite Radio Holdings Inc., Class A*	1,600,350	$53,859,779

Business Equipment and Services - 5.85%
CheckFree Corporation*	1,196,500	40,746,807
Euronet Worldwide, Inc.*	1,822,450	53,015,071
Headwaters Incorporated*	1,155,100	39,712,338
		133,474,216
Computers - Micro - 1.53%
Dell Inc.*	883,400	34,845,713

Computers - Peripherals - 11.84%
BEA Systems, Inc.*	2,536,700	22,259,542
Check Point Software Technologies Ltd.*	275,000	5,454,625
Microsoft Corporation	2,094,500	51,995,962
Oracle Corporation*	3,274,800	43,243,734
Red Hat, Inc.*	3,027,800	39,649,041
SAP Aktiengesellschaft, ADR	532,300	23,048,590
Symantec Corporation*	1,753,200	38,123,334
Symbol Technologies, Inc.	4,681,310	46,204,530
		269,979,358
Consumer Electronics - 1.97%
Garmin Ltd.	1,051,900	44,989,763

Electronic Components - 15.55%
Advanced Micro Devices, Inc.*	1,317,000	22,836,780
Broadcom Corporation, Class A*	1,353,100	48,075,643
Intel Corporation	1,282,400	33,374,460
Maxim Integrated Products, Inc.	594,600	22,704,801
MediaTek Incorporation (A)	2,777,640	24,117,102
Microchip Technology Incorporated	2,218,300	65,794,778
Micron Technology, Inc.*	3,139,000	32,049,190
Samsung Electronics Co., Ltd. (A)	175,000	83,566,941
Texas Instruments Incorporated	790,800	22,197,756
		354,717,451
Electronic Instruments - 1.50%
ASML Holding N.V., Ordinary Shares*	1,331,600	20,859,514
Mattson Technology, Inc.*	1,885,200	13,441,476
		34,300,990
Health Care - Drugs - 7.02%
Amgen Inc.*	617,400	37,324,917
Genzyme Corporation*	1,085,300	65,199,398
IVAX Corporation*	2,684,025	57,706,538
		160,230,853
Health Care - General - 2.20%
Advanced Medical Optics, Inc.*	1,260,900	50,120,775

Hospital Supply and Management - 21.49%
Cerner Corporation*	2,298,450	156,237,139
Guidant Corporation	498,800	33,569,240
PacifiCare Health Systems, Inc.*	517,300	36,961,085
Triad Hospitals, Inc.*	1,498,700	81,888,968
UnitedHealth Group Incorporated	922,000	48,073,080
WellCare Health Plans, Inc.*	2,216,600	78,711,466
WellPoint, Inc.*	785,000	54,667,400
		490,108,378
Multiple Industry - 20.31%
Cogent, Inc.*	660,800	18,852,624
Dolby Laboratories, Inc., Class A*	1,201,200	26,498,472
Google Inc., Class A*	395,600	116,363,762
Infosys Technologies Limited	644,500	49,971,307
NAVTEQ Corporation*	649,200	24,137,256
PRA International*	934,000	24,975,160
PortalPlayer, Inc.*	1,148,200	23,951,452
Research In Motion Limited*	1,542,100	113,753,007
Silicon Motion Technology Corporation, ADR*	483,700	5,078,850
Telvent GIT, S.A.*	1,139,900	11,832,162
VeriFone Holdings, Inc.*	1,874,150	30,454,937
Volterra Semiconductor Corporation*	1,161,558	17,260,752
		463,129,741
Security and Commodity Brokers - 3.76%
Chicago Mercantile Exchange Holdings Inc.	289,900	85,665,450

Timesharing and Software - 3.63%
Alliance Data Systems Corporation*	2,039,400	82,718,064

Utilities - Telephone - 0.87%
UbiquiTel Inc.*	2,437,400	19,901,371

TOTAL COMMON STOCKS - 99.88%		$2,278,041,902

(Cost: $1,823,840,952)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.22%
Banks
Wells Fargo Bank, N.A.,
3.27%, 7-25-05	$5,000	5,000,000

Commercial Paper
Finance Companies - 0.26%
River Fuel Trust #1 (Bank of New York (The)),
3.27%, 7-18-05	4,000	3,993,823
USAA Capital Corp.,
3.06%, 7-1-05	2,000	2,000,000
		5,993,823
Food and Related - 0.18%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
3.3%, 7-8-05	4,000	3,997,433

Household - General Products - 0.08%
Fortune Brands Inc.,
3.41%, 7-1-05	1,944	1,944,000

Total Commercial Paper - 0.52%		11,935,256

TOTAL SHORT-TERM SECURITIES - 0.74%		$16,935,256

(Cost: $16,935,256)

TOTAL INVESTMENT SECURITIES - 100.62%		$2,294,977,158

(Cost: $1,840,776,208)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.62%)		(14,113,167)

NET ASSETS - 100.00%		$2,280,863,991

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,840,776) (Notes 1 and 3)	$2,294,977
Cash	2,260
Receivables:
Investment securities sold	3,565
Fund shares sold	1,185
Dividends and interest	2
Prepaid and other assets	66

Total assets	2,302,055

LIABILITIES
Payable for investment securities purchased	14,646
Payable to Fund shareholders	5,077
Accrued shareholder servicing (Note 2)	589
Accrued service fee (Note 2)	416
Accrued management fee (Note 2)	52
Accrued distribution fee (Note 2)	29
Accrued accounting services fee (Note 2)	22
Other	360

Total liabilities	21,191

Total net assets	$2,280,864

NET ASSETS
$1.00 par value capital stock:
Capital stock	$211,845
Additional paid-in capital	1,531,364
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(109)
Accumulated undistributed net realized gain on investment transactions	83,563
Net unrealized appreciation in value of investments	454,201

Net assets applicable to outstanding units of capital	$2,280,864

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.80
Class B	$ 9.93
Class C	$ 9.96
Class Y	$11.18
Capital shares outstanding:
Class A	201,692
Class B	7,706
Class C	1,193
Class Y	1,254
Capital shares authorized	470,000

See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $293)	$10,781
Interest and amortization	1,580

Total income	12,361

Expenses (Note 2):
Investment management fee	17,907
Shareholder servicing:
Class A	5,588
Class B	539
Class C	79
Class Y	19
Service fee:
Class A	4,954
Class B	177
Class C	27
Distribution fee:
Class A	160
Class B	531
Class C	81
Accounting services fee	260
Custodian fees	134
Legal fees	103
Audit fees	27
Other	348

Total expenses	30,934

Net investment loss	(18,573)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	166,763
Realized net loss on purchased options	(258)
Realized net loss on foreign currency transactions	(4)

Realized net gain on investments	166,501
Unrealized appreciation in value of investments during the period	128,496

Net gain on investments	294,997

Net increase in net assets resulting from operations	$276,424

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(18,573)	$(22,485)
Realized net gain on investments	166,501	61,396
Unrealized appreciation	128,496	463,266

Net increase in net assets resulting from operations	276,424	502,177

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(-)	(-)

Capital share transactions (Note 5)	(164,439)	(90,482)

Total increase	111,985	411,695
NET ASSETS
Beginning of period	2,168,879	1,757,184

End of period	$2,280,864	$2,168,879

Undistributed net investment loss	$(109)	$(80)

(1)See "Financial Highlights" on page 51 - 54.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	12-31-00

Net asset value, beginning of period	$9.51	$7.36	$7.30	$9.26	$10.90	$18.43

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.09)	(0.04)	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.37	2.24	0.10	(1.76)	(1.64)	(2.37)

Total from investment operations	1.29	2.15	0.06	(1.79)	(1.63)	(2.36)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)	(0.01)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Total distributions	(0.00)	(0.00)	(0.00)	(0.17)	(0.01)	(5.17)

Net asset value, end of period	$10.80	$9.51	$7.36	$7.30	$9.26	$10.90

Total return (1)	13.56%	29.21%	0.82%	-19.74%	-14.95%	-13.97%
Net assets, end of period (in millions)	$2,179	$2,075	$1,693	$1,912	$2,658	$3,224
Ratio of expenses to average net assets	1.40%	1.42%	1.48%	1.38%	1.32	% (2)	1.21%
Ratio of net investment income (loss) to average net assets	-0.82%	-1.05%	-0.66%	-0.38%	0.28	% (2)	0.04%
Portfolio turnover rate	96%	125%	90%	70%	52%	80%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	12-31-00

Net asset value, beginning of period	$8.85	$6.95	$7.00	$9.00	$10.66	$18.37

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.17)	(0.13)	(0.13)	(0.04)	(0.13)
Net realized and unrealized gain (loss) on investments	1.28	2.07	0.08	(1.71)	(1.62)	(2.41)

Total from investment operations	1.08	1.90	(0.05)	(1.84)	(1.66)	(2.54)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Total distributions	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Net asset value, end of period	$9.93	$8.85	$6.95	$7.00	$9.00	$10.66

Total return	12.20%	27.34%	-0.71%	-20.83%	-15.57%	-15.01%
Net assets, end of period (in millions)	$76	$70	$51	$49	$56	$57
Ratio of expenses to average net assets	2.64%	2.76%	3.05%	2.83%	2.69	% (1)	2.45%
Ratio of net investment loss to average net assets	-2.07%	-2.40%	-2.23%	-1.84%	-1.10	% (1)	-1.00%
Portfolio turnover rate	96%	125%	90%	70%	52%	80%
(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	12-31-00

Net asset value, beginning of period	$8.87	$6.96	$7.01	$9.01	$10.67	$18.38

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.14)	(0.14)	(0.14)	(0.04)	(0.13)
Net realized and unrealized gain (loss) on investments	1.28	2.05	0.09	(1.70)	(1.62)	(2.41)

Total from investment operations	1.09	1.91	(0.05)	(1.84)	(1.66)	(2.54)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Total distributions	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Net asset value, end of period	$9.96	$8.87	$6.96	$7.01	$9.01	$10.67

Total return	12.29%	27.44%	-0.71%	-20.80%	-15.56%	-15.01%
Net assets, end of period (in millions)	$12	$11	$7	$7	$9	$9
Ratio of expenses to average net assets	2.62%	2.71%	3.03%	2.80%	2.71	% (1)	2.42%
Ratio of net investment loss to average net assets	-2.05%	-2.35%	-2.21%	-1.82%	-1.12	% (1)	-1.00%
Portfolio turnover rate	96%	125%	90%	70%	52%	80%
(1)Annualized.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	12-31-00

Net asset value, beginning of period	$9.80	$7.56	$7.47	$9.44	$11.12	$18.65

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.17)	0.16	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.41	2.41	(0.07)	(1.84)	(1.66)	(2.38)

Total from investment operations	1.38	2.24	0.09	(1.79)	(1.65)	(2.36)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.02)	(0.03)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)

Total distributions	(0.00)	(0.00)	(0.00)	(0.18)	(0.03)	(5.17)

Net asset value, end of period	$11.18	$9.80	$7.56	$7.47	$9.44	$11.12

Total return	14.08%	29.63%	1.21%	-19.32%	-14.87%	-13.80%
Net assets, end of period (in millions)	$14	$13	$6	$15	$31	$27
Ratio of expenses to average net assets	1.03%	1.03%	1.03%	1.02%	1.00	% (1)	0.98%
Ratio of net investment income (loss) to average net assets	-0.47%	-0.70%	-0.19%	-0.01%	0.58	% (1)	0.26%
Portfolio turnover rate	96%	125%	90%	70%	52%	80%
(1)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the Funds) are three of those mutual funds and are the only funds included in these financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2005, Science and Technology Fund reclassified $18,548,438 between accumulated undistributed net investment loss and additional paid-in capital. Net investment loss, accumulated undistributed net realized gain on investment transactions and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each of the Funds. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing for each shareholder account which was in existence at any time during the prior month. The monthly fee is as follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the period ended June 30, 2005, W&R received the following amounts in gross sales commissions and CDSC.

	Gross Sales Commissions
		Class A	Class B	Class C

Accumulative Fund	$2,458,067	$284	$135,598	$2,774
Core Investment Fund	4,561,997	847	183,813	2,867
Science and Technology Fund	3,677,133	232	138,928	3,591

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2005, W&R paid the following amounts: Accumulative Fund - $1,560,244; Core Investment Fund - $2,727,166 and Science and Technology Fund - $2,278,258.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Accumulative Fund, Core Investment Fund and Science and Technology Fund paid Directors' regular compensation of $105,084, $262,420 and $107,103, respectively, which are included in other expenses. Accumulative Fund, Core Investment Fund and Science and Technology Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended June 30, 2005, these amounts were $1,415, $2,960 and $1,510, respectively,

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended June 30, 2005 are summarized as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$1,294,772,621	$2,078,071,951	$2,003,250,567
Purchases of short-term securities	3,786,898,618	5,089,429,823	4,836,117,439
Purchases of U.S. government obligations	-	-	-
Purchases of options	-	-	258,245
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	1,302,457,011	2,642,807,362	2,091,984,134
Proceeds from maturities and sales of short-term securities	4,077,210,484	5,165,448,397	4,891,077,377
Proceeds from U.S. government obligations	-	-	-
Proceeds from options	-	-	-

For Federal income tax purposes, cost of investments owned at June 30, 2005 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Accumulative Fund	$1,743,695,840	$301,706,101	$63,316,397	$238,389,704
Core Investment Fund	3,080,730,697	1,038,479,263	31,825,676	1,006,653,587
Science and Technology Fund	1,841,435,370	480,122,275	26,580,487	453,541,788

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2005 and the related capital loss carryover and post-October activity were as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Net ordinary income	$11,149,266	$18,144,238	$-
Distributed ordinary income	11,625,331	17,196,423	-
Undistributed ordinary income	592,740	3,647,777	-

Realized long-term capital gains	-	-	84,221,015
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	84,221,015

Capital loss carryover	37,199,179	-	-

Post-October losses deferred	5,026,456	8,857	3,839

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Accumulative Fund	Core Investment Fund

June 30, 2008	$20,917,061	$-
June 30, 2009	5,229,265	-
June 30, 2010	916,736	-
June 30, 2011	523,684,719	350,804,077
June 30, 2013	37,199,179	-

Total carryover	$587,946,960	$350,804,077

Ivy Growth Fund, one of the mutual funds managed by Waddell & Reed Ivy Investment Company, was merged into Accumulative Fund as of June 16, 2003. At the time of the merger Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $5,229,265 for each period ending from June 30, 2006 through 2009 and $916,736 for the period ending June 30, 2010 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2005 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	21,334	35,617	15,972
Class B	1,611	1,794	1,130
Class C	834	836	302
Class Y	166	2,165	400
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,794	2,822	-
Class B	-	-	-
Class C	-	-	-
Class Y	7	91	-
Shares redeemed:
Class A	(61,737)	(142,953)	(32,524)
Class B	(2,656)	(3,419)	(1,387)
Class C	(1,324)	(1,368)	(323)
Class Y	(313)	(13,880)	(491)

Decrease in outstanding capital shares	(40,284)	(118,295)	(16,921)

Value issued from sale of shares:
Class A	$126,719	$195,440	$155,581
Class B	9,188	9,417	10,105
Class C	4,757	4,424	2,728
Class Y	995	11,509	4,112
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	10,874	15,712	-
Class B	-	-	-
Class C	-	-	-
Class Y	44	503	-
Value redeemed:
Class A	(367,140)	(779,968)	(316,719)
Class B	(15,110)	(17,832)	(12,448)
Class C	(7,574)	(7,200)	(2,908)
Class Y	(1,815)	(72,757)	(4,890)

Decrease in outstanding capital	$(239,062)	$(640,752)	$(164,439)

Transactions in capital stock for the fiscal year ended June 30, 2004 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	47,418	51,335	21,850
Class B	3,240	3,297	1,836
Class C	1,363	1,462	500
Class Y	306	5,579	815
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	645	4,331	-
Class B	-	-	-
Class C	-	-	-
Class Y	6	200	-
Shares redeemed:
Class A	(61,312)	(191,880)	(33,598)
Class B	(2,649)	(4,930)	(1,177)
Class C	(1,442)	(2,700)	(334)
Class Y	(323)	(6,511)	(275)

Decrease in outstanding capital shares	(12,748)	(139,817)	(10,383)

Value issued from sale of shares:
Class A	$263,815	$254,520	$191,197
Class B	17,423	15,695	15,021
Class C	7,317	6,913	4,092
Class Y	1,690	27,409	7,167
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,661	21,697	-
Class B	-	-	-
Class C	-	-	-
Class Y	32	1,005	-
Value redeemed:
Class A	(344,086)	(955,993)	(292,989)
Class B	(14,423)	(23,702)	(9,677)
Class C	(7,855)	(12,880)	(2,735)
Class Y	(1,792)	(32,366)	(2,558)

Decrease in outstanding capital	$(74,218)	$(697,702)	$(90,482)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Core Investment Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2004	-	$-
Options written	12,570	1,004,192
Options terminated in closing purchase transactions	(6,570)	(537,378)
Options exercised	-	-
Options expired	(6,000)	(466,814)

Outstanding at June 30, 2005	-	$-

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc., as of June 30, 2005, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2005, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 12, 2005

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

		Accumulative Fund Class A
12-15-04	$0.03600	$0.03600	$-	$-	$0.03600	$-	$-

		Accumulative Fund Class B
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Accumulative Fund Class C
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Accumulative Fund Class Y
12-15-04	$0.04500	$0.04500	$-	$-	$0.04500	$-	$-

		Core Investment Fund Class A
9-15-04	$0.00400	$0.00400	$-	$-	$0.00400	$-	$-
12-15-04	0.01690	0.01690	-	-	0.01690	-	-
3-9-05	0.00100	0.00100	-	-	0.00100	-	-
6-15-05	0.00100	0.00100	-	-	0.00100	-	-

Total	$0.02290	$0.02290	$-	$-	$0.02290	$-	$-

		Core Investment Fund Class B
9-15-04	$-	$-	$-	$-	$-	$-	$-
12-15-04	-	-	-	-	-	-	-
3-9-05	-	-	-	-	-	-	-
6-15-05	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$-	$-	$-

		Core Investment Fund Class C
9-15-04	$-	$-	$-	$-	$-	$-	$-
12-15-04	-	-	-	-	-	-	-
3-9-05	-	-	-	-	-	-	-
6-15-05	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$-	$-	$-

		Core Investment Fund Class Y
9-15-04	$0.00800	$0.00800	$-	$-	$0.00800	$-	$-
12-15-04	0.01990	0.01990	-	-	0.01990	-	-
3-9-05	0.00500	0.00500	-	-	0.00500	-	-
6-15-05	0.00600	0.00600	-	-	0.00600	-	-

Total	$0.03890	$0.03890	$-	$-	$0.03890	$-	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of
Waddell & Reed Advisors Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Funds, Inc. includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (57)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997 Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997 Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998 Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: retired
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995 Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1998 Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988 Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1971 Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Frank J. Ross, Jr. (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996 Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1995 Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1971 Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998 Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001; Chairman of the Board of Directors since 2005 Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR (2005 to present); Chief Investment Officer and President of WDR (1998 to 2005); President and Chief Executive Officer of WRIMCO (1993 to present); Chairman of WRIMCO (2005 to present); Chief Investment Officer of WRIMCO (1991 to 2005); President, Chairman and Chief Executive Officer of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); Chief Investment Officer of IICO, (2002 to 2005); President of each of the Funds in the Advisors Fund Complex (2001 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present)
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1022A (6-05)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$63,800
	2005	68,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$5,853
	2005	5,000

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$10,095
	2005	6,300

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$13,672
	2005	8,830

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$29,620 and $20,130 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $149,072 and $217,042 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: September 6, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: September 6, 2005